Exhibit 99.1

Dedicated to a safer world December 2008

2 2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This information may involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe management’s current expectations regarding the Company’s future plans, strategies and objectives, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential” or “plan” or the negative of these words or other variations on these words or comparable terminology. Such statements include, but are not limited to, statements about future government contract awards, potential payments under government contracts, potential regulatory approvals, future product advancements, anticipated financial results and expected benefits of the acquisition of Avecia Vaccines. These forward-looking statements are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward looking statements as a result of various factors, including, but not limited to the “Risk Factors” included in the Company’s annual report on Form 10-K and other reports filed with the SEC.

3 Investment Highlights • Penetrating multi-billion dollar global biodefense market • Building highly competitive portfolio of next generation products • Pursuing focused acquisition strategy with significant revenue opportunities • Demonstrating strong track record obtaining significant government funding

Penetrating a Multi-Billion Dollar Market

PharmAthene

Project BioShield: $5.6B Market Opportunity


Smallpox vaccines
Rad/nuclear
Botulism
Other viruses
Other
Anthrax vaccines
Anthrax anti-toxins

Total anthrax share 36% or $2B opportunity targeted by PharmAthene

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Source: HHS Public Health Emergency Medical Countermeasure Enterprise Implementation Plan; BioShield contracts awarded

Opportunities Beyond Project BioShield

PharmAthene



Project BioShield funding is only the tip of the iceberg	**$5.6B**

Actively pursuing additional markets:

Department of Defense purchases	$5B
International purchases	$6B
Commercial purchases	$1B
Fortune 500 companies	
Leasing opportunities	
Execution of DHHS Implementation Plan	$35B
Total biodefense market opportunity	**~$50B**

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*Source: MedaCorp Reports *Chemical & Biological Defense Program – Oct 2005; DHHS Implementation Plan; Company Estimates through 2018*

6 Biodefense Development Process Typical Biotech Development Process Biodefense Development Process Safe & effective Safe & effective Discovery Pre-Clinical Proof of Concept Efficacy Non-Clinical Efficacy* EUA Sales FDA Approval Discovery Pre-Clinical Phase I Phase II Phase III FDA Approval Sales Human Safety Phase I / II * Biodefense timeline assumes no delays due to demonstrating validation of animal models under the FDA’s Animal Rule

7 PharmAthene’s Strategic Advantage • Focus - Biodefense market • Experience - Identifying high-priority government needs - Identifying and acquiring best-in-class products - Collaborating with government to develop and commercialize products • Success - Up to $554MM* in contracts and funding awarded to date - Partner of choice for biodefense * If all milestones are met and options exercised by government

Executive Leadership

PharmAthene

Senior Officers:	Previous Affiliations:
David P. Wright President & Chief Executive Officer	MedImmune, Guilford, GenVec, Smith-Kline & French, G.D. Searle, Glaxo
Christopher C. Camut Chief Financial Officer	RecoverCare, Wachovia, Alex Brown & Sons
Francesca Cook VP, Policy & Government Affairs	Guilford, Covance, US Senate, DHHS
Wayne Morges, PhD VP, Regulatory Affairs & Quality	Baxter Healthcare, Merck
Eric I. Richman SVP, Bus. Dev. & Strategic Planning	MedImmune, HealthCare Ventures
Valerie Riddle, MD, FACP VP and Medical Director	MedImmune, Guilford, Washington Hospital
Joan Fusco, PhD SVP, Operations	Acambis, Baxter Healthcare
Jordan Karp, JD SVP, General Counsel	Guilford, Constellation Energy, Mentor, MCI

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9 Investment Highlights • Penetrating multi-billion dollar global biodefense market • Building highly competitive portfolio of next generation products • Pursuing focused acquisition strategy with significant revenue opportunities • Demonstrating strong track record obtaining significant government funding

10 Best-in-Class Portfolio 2 3rd Generation rPA Anthrax Vaccine 1 rPA Anthrax Vaccine SparVax™ 3 Anthrax Anti-Toxin Valortim® 4 Nerve Agent Prophylaxis Protexia®

11 rPA Anthrax Vaccine – SparVax™ • Highly purified recombinant version of Protective Antigen • Produces vaccine-induced antibody response comparable to current licensed vaccine Recombinant Protective Antigen (rPA) anthrax vaccine Characteristics Advantages • 3 dose intramuscular regimen vs 6 dose subcutaneous for BioThrax® • Improved consistency • Completed Ph II testing in 770 individuals; safe & well tolerated

12 Anthrax Vaccines - Market Opportunity • rPA Anthrax Vaccine Opportunity – Initial DHHS procurement contract (rPA vaccine): 25MM doses – Potential market opportunity in RFP: $350MM - $600MM • Worldwide Anthrax Vaccine Market Source : analyst reports; company estimates 2007-2012 $1.1B 2012-2018 $1.2B 2018-2024 $1.5B

3rd Generation rPA Anthrax Vaccine

- Government Requirement
  - Develop 3rd generation rPA-based anthrax vaccine with
    - Enhanced stability – maintain stability for 3 years at 35°C
    - Improved potency – induce protective immunity in 2 or fewer doses
- PharmAthene's 3rd generation product
  - Room temperature stable with enhanced immunogenicity
  - Grant and contract funding of up to $97.9M awarded from NIH
  - Awarded NIH development contract 9/26/08 for up to $83.9M
- PharmAthene Goal
  - Capture significant market share in both 2nd and 3rd generation vaccine market





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14 Anthrax Anti-Toxin – Valortim® • Fully human monoclonal antibody (MAb) of action • Potent anthrax toxin neutralizing activity • Mechanism of action appears similar to natural immune response Fully human monoclonal antibody (MAb) with a unique mechanism Characteristics Advantages • Capable of neutralizing both free and cell-bound anthrax toxin • Efficacious as both prophylaxis and therapy • Potential sporicidal activity • Provides significant, sustained protection to monkeys with a single dose

15 Valortim® - Impressive Data Package • Initial Phase I in humans complete; no SAE’s attributed to Valortim® • Multiple animal studies have demonstrated efficacy 56% At time of ECL for PA AG Monkeys Treatment 42% 48 hrs post-exposure Rabbits Treatment 88% 24 hrs post-exposure Rabbits Treatment 100% 1 hr post-exposure Monkeys Prophylaxis 85% 1 hr post-exposure Rabbits Prophylaxis Survival Time to Treatment Animal 0% All Above All Above Control

16 Anthrax Anti-Toxins Market Opportunity • Current options are inadequate - Antibiotics are ineffective - Vaccines are inappropriate for treatment • USG requirements established for anti-toxins - DHS Material Threat Assessment: 200,000 treatments - DHHS procurements to date under 2004 RFP requirement • HGSI – 20,000 doses; $8,260 cost/dose • Cangene – 10,000 doses; $14,383 cost/dose • Valortim® is well positioned for procurement - USG funding awarded to date ~$24MM

17 Nerve Agent Prophylaxis - Protexia® • Novel recombinant form of naturally occurring bioscavenger protein • Produced using innovative transgenic manufacturing platform Recombinant human BChE (Butyrylcholinesterase) Mimics natural “bioscavenger” Characteristics Advantages Over Standard of Care • Protection pre- and post-exposure • Protection against broad spectrum of nerve agents • Superior efficacy to standard of care • No observable neurological deficits

Conventional Treatment Does Not Prevent Neurological Toxicity

PharmAthene

Conventional Treatment



Guinea pig exposed to *only* 1.5 x LD_{50} Soman and immediately given the conventional treatment of atropine / 2-PAM / Diazapam

- Only 50% of those exposed survived
- Severe neurological deficits

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Source of the film: U.S. Army Medical Research Institute of Chemical Defense

19 Guinea pig pretreated with Protexia® and then 18 hours later exposed to 5.5x LD50 of Soman Only Protexia® Provides Superior Survival and Prevents Neurological Toxicity Protexia® Solution • 100% survival rate • No neurological deficits Source of the film: U.S. Army Medical Research Institute of Chemical Defense

20 Nerve Agents - Market Opportunity • Department of Defense advanced development procurement contract – Total value of up to $219MM* • $106MM in development funding • $113MM for procurement of initial 90,000 doses • Additional opportunity for civilian (SNS); ex-US military & civilian commercial purchases • Phase I clinical trial commenced Oct 08 • Expanding applications to non-biodefense markets – Alzheimer’s disease *If all milestones are met and options exercised by the USG.

21 Investment Highlights • Penetrating multi-billion dollar global biodefense market • Building highly competitive portfolio of next generation products • Pursuing focused acquisition strategy with significant revenue opportunities • Demonstrating strong track record obtaining significant government contracts

22 Unparalleled Track Record in this Sector Diversified biodefense portfolio 5 products Significant DoD contract for Protexia® up to $219M* NIH contract for 3rd generation anthrax vaccine up to $83.9M* Advanced development funding for Valortim® up to $24M* Total vaccines government funding to date up to $310M* Total biodefense government funding to date up to $554M** *If all milestones are met and options exercised by government **Includes amounts not set forth above

23 Clear Roadmap to Create Value Develop and position products for commercial uses 4 Develop multiple government users and non-government customers 3 Expand portfolio through strategic acquisitions 2 Continue to obtain procurement contracts and increase revenues 1

Key 2009-10 Value Creation Events


2009
H1
H2
2010
H1
H2
Potential SparVax™ procurement contract – 25M doses
Complete Valortim® initial dose-ranging study (AGM)
Complete Protexia® proof-of-concept therapeutic studies
Potential for Valortim® advanced development funding
Begin Valortim® Phase I clinical trial with antibiotics
Complete Protexia® Phase I clinical trial
Potential for DoD Protexia® contract extension - $65MM
Complete SparVax™ consistency lots

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25 Investment Highlights • Large and growing market – Urgent requirements, multi-billion dollar market • Experienced management team – Previous long-term working relationships with strong execution skills • Successful execution of growth strategy – Advancing four best-in-class, next-generation products • Solid track record validates our approach – Potential government funding/contracts of up to $554MM* to date • Clear roadmap for success and value creation *If all milestones are met and options exercised by the USG.

Dedicated to a safer world December 2008